SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                             ---------------------

                                    FORM 8-K




                      CURRENT REPORT PURSUANT TO SECTION 13
                 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (date of earliest event reported): AUGUST 13, 1996


                             Commission File Number
                                     0-16439



                      FAIR, ISAAC AND COMPANY, INCORPORATED
             (Exact name of registrant as specified in its charter)










              DELAWARE                                          94-1499887
   (State or other jurisdiction of                           (I.R.S. Employer
   incorporation or organization)                           Identification No.)


          120 North Redwood Drive, San Rafael, California     94903
             (Address of principal executive offices)       (Zip Code)

       Registrant's telephone number, including area code: (415) 472-2211

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ITEM 5. Other Events

     On August 13 1996, the By-laws of the Company were amended by the Board of Directors (a) to require prior notice of business to be brought by a stockholder before an annual meeting of stockholders, (b) to delete the provision allowing holders of 10 percent of the voting power to call a special meeting of stockholders, (c) to require prior notice of nominations for election as a director, and (d) to increase the authorized number of directors from eight to nine. The full text of the By-laws as amended is set forth in Exhibit 3.1 to this report on Form 8-K.





                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                       FAIR, ISAAC AND COMPANY, INCORPORATED

DATE:   August 29, 1996



                       By:        /s/ Peter L. McCorkell
                           -----------------------------------------------------
                                      Peter L. McCorkell
                           Senior Vice President, Secretary and General Counsel




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

                                  Exhibit Index

                    To Fair, Isaac and Company, Incorporated

                    Report on Form 8-K dated August 29, 1996


                                                                   Sequentially
Exhibit No.       Exhibit                                          Numbered Page
- -----------       -------                                          -------------

3.1               By-laws as amended effective August 13, 1996           4






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